EXHIBIT 10.8


                             CEDARS-SINAI LETTERHEAD


June 21, 2004


Arbios Systems, Inc.
c/o 110 North George Burns Road, Suite 4018
Los Angeles, CA 90048
Attention:  Jacek Rozga, M.D., Ph.D.
            President and Chief Scientific Officer

      Re: Contract - Arbios Technologies, Inc. (Employee Loan-Out Agreement) (Third Amendment)
            ------------------------------------------------------------------

Dear Dr. Rozga:

      1. Section 1.1 of the Agreement, is hereby amended in its entirety to read in full as follows:

            1.1 Term. The term of this Agreement ("Term") shall commence on the date set forth above ("Commencement Date"), and shall continue through June 30, 2005, unless sooner terminated as provided herein.

      2. Exhibit "B" to the Agreement is hereby deleted in its entirety, and replaced with the Exhibit "B" attached herewith.

      3. All other provision of the Agreement shall remain in full force and effect.

Arbios Systems, Inc.
June 21, 2004
Page 2


      If this Third Amendment is acceptable to you, please return a signed copy of it to Cedars-Sinai Medical Center, Legal Affairs Department, 8701 West Third Street, Suite 290, Los Angeles, California 90048, Attention: Paralegal Analyst, at your earliest convenience.

                                   Sincerely yours,

                                   CEDARS-SINAI MEDICAL CENTER,
                                   a California nonprofit public
                                   benefit corporation


                                   By:/s/ Shlomo Melmed, M.D.
                                      -----------------------
                                      Shlomo Melmed, M.D.
                                      Senior Vice President
                                      for Academic Affairs


                                   By:/s/ Richard S. Katzman
                                      -----------------------
                                      Richard S. Katzman
                                      Vice President for
                                      Academic Affairs


ACKNOWLEDGED AND AGREED TO
EFFECTIVE THIS 30 DAY OF JUNE, 2004

ARBIOS SYSTEMS, INC.,
a Delaware corporation


By: /s/ Jacek Rozga, M.D., Ph.D.
    ----------------------------
    Jacek Rozga, M.D., Ph.D.
    President & Chief Scientific Officer

                                   EXHIBIT "B"

                       TIME PERIOD AND WORK HOURS SCHEDULE
                       -----------------------------------

Arbios Systems, Inc.
Employee Loan-Out Agreement
Time Period Number Five

FY 2005: July 1, 2004 to June 30, 2005


            NAME                    COMPANY             $ EQUIVALENT            MEDICAL CENTER         $ EQUIVALENT
-----------------------------    -------------       ------------------       ------------------    ------------------

Jacek Rozga                           100%                   $161,360                  0%                     $-

Linda Proctor                         100%                    $56,779                  0%                     $-

Andrey Trofimenko                      80%                    $32,702                 20%                 $8,176

Eugene Vishnevsky                     100%                    $32,048                  0%                     $-